Leases, Contractual Obligations and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Leases, Contractual Obligations and Contingencies

12.  Leases, Contractual Obligations and Contingencies

The Company has entered into non-cancelable long-term leases for certain property and equipment. Future minimum lease payments under operating leases in effect as of December 31, 2017, having initial or remaining non-cancelable lease terms in excess of one year are as follows (in thousands):

Year	Operating Leases
2018	$57,547
2019	56,069
2020	46,110
2021	32,664
2022	26,627
Thereafter	90,476

Total required lease payments	$309,493

Operating lease expense was approximately $54.1 million, $51.0 million, and $48.4 million in 2017, 2016 and 2015, respectively.

Sale-Leaseback

In September 2016, the Company entered into an agreement for the sale and leaseback of a facility in City of Industry, CA. The agreement provided for the sale of the facility for a purchase price of $31.7 million and the subsequent leaseback over a two year period. The lease is classified as an operating lease. As a result, the Company recorded a gain of $20.5 million in “warehousing, marketing and administrative expenses.” A deferred gain of approximately $2.8 million that is being amortized into income over the term of the lease was also recorded. As of December 31, 2017, $1.0 million remained as deferred gain and was included as a component of “other current liabilities”. The cash proceeds from the sale were primarily used to pay down long-term debt.